UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 21, 2017

Cousins Properties Incorporated

(Exact name of registrant as specified in its charter)

Georgia

(State or other jurisdiction of incorporation)

001-11312

(Commission File Number)

58-0869052

(IRS Employer Identification Number)

191 Peachtree Street NE, Suite 500, Atlanta, Georgia 30303-1740

(Address of principal executive offices)

Registrant’s telephone number, including area code: (404) 407-1000

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On February 21, 2017, Cousins Properties Incorporated (the “Company”) entered into an underwriting agreement (the “Agreement”) between the Company, Morgan Stanley & Co. LLC (the “Underwriter”), and certain existing shareholders affiliated with TPG Global, LLC (collectively, the “Selling Shareholders”) with respect to (i) the sale by the Selling Shareholders and the purchase by the Underwriter of 38,571,336 shares of Common Stock, par value $1.00 per share (“Common Stock”), of the Company (the “Selling Shareholder Securities”) at a price of $8.515 per share and (ii) the issue and sale by the Company and the purchase by the Underwriter of 25,000,000 shares of Common Stock (the “Company Securities,” and together with the Selling Shareholder Securities, the “Securities”) at a price of $8.515 per share.

In the Agreement, the Company agreed to indemnify the Underwriter against certain specified types of liabilities, including liabilities under the Securities Act of 1933, and to contribute to payments the Underwriter may be required to make in respect of these liabilities. In the ordinary course of business, the Underwriter or its affiliates have engaged and may in the future engage in various financing, commercial banking and investment banking services with, and provide financial advisory services to, the Company and its affiliates for which they have received or may receive customary fees and expenses. Subject to customary closing conditions, the offering contemplated by the Agreement is expected to close on or about February 27, 2017.

The Securities were offered pursuant to the Company’s shelf registration statements on Form S-3 (File Nos. 333-215431 (Selling Shareholder Securities) and 333-215430 (Company Securities)). A copy of the Agreement is attached hereto as Exhibit 1.1, and the description of the material terms of the Agreement in this Item 1.01 is qualified in its entirety by reference to such exhibit, which is incorporated herein by reference.

Item 8.01. Other Events.

The Company is filing this Current Report on Form 8-K so as to file with the Securities and Exchange Commission certain items that are to be incorporated by reference into the Registration Statements on Form S-3 (Registration Nos. 333-215430 and 333-215431).

Item 9.01. Financial Statements and Exhibits.

                           (d)              Exhibits

Exhibit No.	Exhibit Description

1.1	Underwriting Agreement, dated February 21, 2017, by and between Cousins Properties Incorporated, Morgan Stanley & Co. LLC and the Selling Shareholders.

5.1	Opinion of King & Spalding LLP regarding legality of shares.

8.1	Opinion of Deloitte Tax LLP regarding certain tax matters.

23.1	Consent of King & Spalding LLP (included in Exhibit 5.1).

23.2	Consent of Deloitte Tax LLP (included in Exhibit 8.1).

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 23, 2017

COUSINS PROPERTIES INCORPORATED

By:	/s/ Gregg D. Adzema
Gregg D. Adzema
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit Description

1.1	Underwriting Agreement, dated February 21, 2017, by and between Cousins Properties Incorporated, Morgan Stanley & Co. LLC and TPG VI Pantera Holdings, L.P. and TPG VI Management, LLC.

5.1	Opinion of King & Spalding LLP regarding legality of shares.

8.1	Opinion of Deloitte Tax LLP regarding certain tax matters.

23.1	Consent of King & Spalding LLP (included in Exhibit 5.1).

23.2	Consent of Deloitte Tax LLP (included in Exhibit 8.1).